UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Monroe Capital Income Plus Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Re: Monroe Capital Income Plus - Annual PROXY Vote - Action Requested

Hello Valued Shareholder,

I hope you are doing well and thank you for being an investor in Monroe Capital Income Plus.

Friendly reminder, we are reaching out for our annual proxy voting. This year’s vote is to re-elect two of our Board of Directors members, Russel Miron and Thomas Allison for a 3-year term.

Monroe cannot take your vote directly, but if you would, please go online to complete your vote. It takes less than 1 minute.

If you have already voted, thank you, and please disregard!

Please use the following link to vote and use your personal control number highlighted below:

www.proxyvote.com

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Please let me know if you have any issues voting.

Here is a screen shot of the voting request:

Thank you.